UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: June 19, 2007 (Date of earliest event reported)

The Student Loan Corporation (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-11616 (Commission File Number)	16-1427135 (I.R.S. Employer Identification No.)

750 Washington Boulevard
Stamford, Connecticut (Address of principal executive offices)	06901 (Zip Code)

(203) 975-6320
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.       Entry into a Material Definitive Agreement

On June 19, 2007, The Student Loan Corporation (the Company) executed Amendment No. 8 to Non-Competition Agreement among the Company, Citibank, N.A. and Citigroup Inc. A copy of Amendment No. 8 is being filed as Exhibit 10.2.9 to this Form 8-K and is incorporated herein by reference in its entirety.

The information furnished under Item 1.01 of this Current Report on Form 8-K, including Exhibit 10.2.9, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 22, 2007, John Affleck-Graves informed the Company of his intention to resign as a director effective August 3, 2007.

Exhibit No.	Description
10.2.9	Amendment No. 8, dated as of June 22, 2007, Non-Competition Agreement among the Company, Citibank, N.A. and Citigroup Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has
duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: THE STUDENT LOAN CORPORATION

Date: June 25, 2007

By: /s/ Christine Homer
Name: Christine Homer
Title: Vice President, Secretary and General Counsel